UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 23, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001656839
GS Mortgage Securities Trust 2015-GS1
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

New York	333-191331-11	38-3984605 38-3984606 38-7143656
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 902-1000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

 Reference is hereby made to the GS Mortgage Securities Trust 2015-GS1 (the “Issuing Entity”) pooling and servicing agreement, dated as of November 1, 2015, (the “GSMS 2015-GS1 PSA”), by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee, which governs the issuance of the GSMS 2015-GS1 Commercial Mortgage Pass-Through Certificates Series 2015-GS1.  The GSMS 2015-GS1 PSA was filed as Exhibit 4.1 to the Current Report on Form 8‑K with respect to the Issuing Entity, dated December 1, 2015 and filed with the Securities and Exchange Commission on December 1, 2015 under Commission File No. 333‑191331-11 (the “Closing Date Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the GSMS 2015‑GS1 PSA.

The 590 Madison Avenue Mortgage Loan, which constituted approximately 12.2% of the asset pool of the Issuing Entity as of its cut-off date, is an asset of the Issuing Entity and is part of a loan combination that is being serviced and administered under the 590 Madison Avenue Trust and Servicing Agreement, filed as Exhibit 4.2 to the Closing Date Form 8‑K.

Effective December 23, 2020, pursuant to Section 6.4 of the 590 Madison Avenue Trust and Servicing Agreement, AEGON USA Realty Advisors, LLC was removed as Other Special Servicer of the 590 Madison Avenue Whole Loan and KeyBank, National Association (“KeyBank”), a national banking association, was appointed as the replacement Other Special Servicer of the 590 Madison Avenue Whole Loan under the 590 Madison Avenue Trust and Servicing Agreement. KeyBank, a wholly-owned subsidiary of KeyCorp., maintains a servicing office at 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211 and its telephone number is: (913) 317-4380.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Leah Nivison
Leah Nivison, CEO

Date:  December 23, 2020